Exhibit 10.2

THE BOARD OF DIRECTORS

OF

GILAX CORP

The following is a true copy of the resolution duly adopted by the Board of Directors of this Corporation at a special meeting, notice to this meeting have been waived, held on October 25th, 2013;

The Board of Directors who was present for this meeting and took active part therein was:

ALEKSANDR GILEV

WHEREAS there has been presented to and considered by this meeting a Motion to formally RESIGN my position as DIRECTOR of the company.

NOW THEREFORE BE IT RESOLVED that the corporation having considered this matter, has opened the floor to all those who voice a preference in the issue, has decided unanimously and RESOLVED that: I do hereby formally RESIGN as Director of the company, and do hereby, by affixing, my signature hereto, officially as my last corporate act of Director, DO HEREBY RESIGN.

The Director of the corporation, by affixing his signature hereto, does hereby formally resign, and shall allow the company to choose its Directors at a time and place of its choosing.

/s/ Aleksandr Gilev

Aleksandr Gilev, Director